Exhibit 4.2

AMENDED AND RESTATED

FAMILY SHAREHOLDERS AGREEMENT

OF

HOMESTREET, INC.

October 23, 2008

i

Table of Contents

(Continued)

ii

Table of Contents

(Continued)

Exhibit A	HomeStreet Inc. Shareholders Invited to Become Family Agreement Shareholders

Exhibits B-l through B-5	Shareholder Consent Forms

Exhibit C	Spouse Consent

Exhibit D	Form of Promissory Note

Exhibit E	Form of Irrevocable Proxy

iii

AMENDED AND RESTATED

FAMILY SHAREHOLDERS AGREEMENT

HOMESTREET, INC.

THIS AMENDED AND RESTATED FAMILY SHAREHOLDERS AGREEMENT (this Agreement) is entered into effective as of October 23, 2008 (the Effective Date), by and among HomeStreet, Inc., a Washington corporation (the Company), and those persons or entities listed on the attached Exhibit A to this Agreement, and it shall supersede and replace that certain Family Shareholders Agreement dated April 16, 2008. Certain descendants of W. Walter Williams and their family members and certain permitted affiliates (defined in this Agreement as Lineal Descendants, Shareholder Spouses, Stepchildren, Permitted Trusts and Permitted Entities) who are listed on Exhibit A have been invited to become parties to this Agreement, and those who have agreed to do so by executing a shareholder consent in the form of Exhibits B-l, B-2, B-3, B-4 or B-5 (depending on the nature of the shareholder) (in each case a Shareholder Consent) are referred to as Family Agreement Shareholders. Exhibit A also reflects the number of shares of common stock (the Shares) of the Company held by each person or entity invited to become a Family Agreement Shareholder. Permitted Transferees who acquire Shares in the Company after the date of this Agreement and become bound by the provisions of this Agreement in the manner provided in Section 3 will thereafter also be referred to in this Agreement as Family Agreement Shareholders.

RECITALS

A. The members of the extended family of W. Walter Williams have adopted certain goals and policies for the family’s ownership of the Company and its subsidiaries. These include the following:

(1) a commitment to the perpetuation of HomeStreet’s long-standing values as an exemplary corporate citizen, dedicated to providing the highest quality services to its customers and an outstanding work environment for productive employees, and making significant, positive contributions to its communities; and

(2) that the family shareholders should vote their shares in a unified manner and responsive to, and capable of achieving, the family goals and interests in electing the Company’s Board of Directors (the Board) and in taking action on other matters submitted to a vote by shareholders.

B. In order to assure the continued involvement of the family in the Company, the Family Agreement Shareholders therefore desire to restrict the transferability of the

Shares and to agree to the manner in which their Shares are to be voted under certain circumstances, in accordance with the provisions of this Agreement.

C. The Company has agreed to become a party to this Agreement in order to assist the Family Agreement Shareholders with the administration of this Agreement.

D. The HomeStreet, Inc. 401(k) Savings and Employee Stock Ownership Plan & Trust (ESOP) is not a party to this Agreement, but shall be a third-party beneficiary of the provisions giving it rights to buy Shares under the conditions and on the terms provided in this Agreement.

E. Capitalized terms used in this Agreement shall have the meanings given those terms in the text of this Agreement. Section 11.19 contains a list of definitions and the sections in which they are located.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the Company and the Family Agreement Shareholders agree as follows:

1. Application of This Agreement to All Shares.

1.1 Family Agreement Shareholders. Exhibit A reflects the number of Shares held by each Family Agreement Shareholder, and identifies each Family Agreement Shareholder as a: Lineal Descendant; Shareholder Spouse; Stepchild; Permitted Trust; or Permitted Entity, consistent with the definitions contained in this Agreement. The terms of this Agreement shall apply to all Shares presently held or acquired in any manner in the future (including interest held individually or as marital community property interests) by any Family Agreement Shareholder, including those who become Family Agreement Shareholders in accordance with the provisions of Section 3.

1.2 ESOP. Notwithstanding any provision of this Agreement, this Agreement shall not apply to Shares held by the ESOP in which a Family Agreement Shareholder has an interest unless and until such time as the Shares are distributed out of the ESOP to a Family Agreement Shareholder. If any Shares are acquired with the proceeds of a loan to the ESOP, the provisions of this Agreement shall not apply to such Shares. Nothing in this Agreement shall require the Company or a Family Agreement Shareholder, to the extent any of them are acting as a fiduciary of the ESOP, to take any action that will violate their fiduciary duties under ERISA. Voting requirements in this Agreement shall not apply to any Family Agreement Shareholders in the role of an ERISA fiduciary in deciding how to vote Company stock held by the ESOP.

1.3 Officers and Directors. Nothing in this Agreement shall affect the duties of any Family Agreement Shareholders in their capacity as corporate officers or directors of the Company.

1.4 Cessation. If at any time a Family Agreement Shareholder no longer owns any Shares, he, she or it will cease to be a Family Agreement Shareholder.

2. General Restriction on Transfer. No Family Agreement Shareholder shall effect any sale, assignment, pledge, gift or other disposition, for consideration or otherwise, whether voluntary, involuntary, by will or intestacy, or by operation of law (a Transfer) of any Shares or any interest therein except in accordance with the provisions of this Agreement. A Transfer or attempt to effect a Transfer subject to the provisions of this Agreement shall be deemed to occur whenever any interest in any Shares is transferred or is attempted to be transferred, voluntarily, involuntarily or by operation of law, irrespective of whether any change in the record ownership of the Shares occurs. Any Transfer or attempted Transfer in violation of the Agreement (a Non-complying Transfer) shall not be recognized by the Company for any reason and shall be void.

3. Permitted Transfers. Each Family Agreement Shareholder agrees that he, she or it will not effect any Transfers of any Shares after the date of becoming a party to this Agreement, except as permitted by this Agreement.

3.1 Permitted Transferees. A Family Agreement Shareholder may Transfer Shares to any of the following (Permitted Transferees), provided that the Permitted Transferee complies with the conditions contained in Section 3.2 (a Permitted Transfer):

(a) Lineal Descendants who are or become Family Agreement Shareholders (who may hold the Shares as separate or community property). The term Lineal Descendants shall mean biological and adopted descendants of W. Walter Williams, and for purposes of this Agreement only shall also include Dale Myers and Harold Zimmerman, except that Dale Myers and Harold Zimmerman shall not be considered Lineal Descendants in the context of any provisions in this Agreement dealing with divorce.

(b) A trust (which includes, for purposes of this Agreement, a custodial account under a uniform gift to minors act) (hereafter referred to as a Permitted Trust) having the following provisions:

(i) either: (a) a charitable lead trust for which all of the remainder beneficiaries are Lineal Descendants; or (b) a trust for which the only beneficiaries are: one or more Lineal Descendants; one or more of the following spouses of a Lineal Descendant: Gro Buer or Michael Westling (a Shareholder Spouse); a person other than a Shareholder Spouse who is married to a Lineal Descendant who is a Family Agreement Shareholder (a Spouse), provided that Shares held by a Shareholder Spouse and the interests of a Spouse in any Shares are subject to the provisions of Section 6; or any of the following individuals: Kaya Westling, Craig Westling, Brooke VanderHoogt and Brittney VanderHoogt

(hereafter collectively, the Stepchildren and each a Stepchild), provided that the Shares held by a Stepchild are subject to the provisions of Section 6;

(ii) either:

(a) the trustee(s) having voting rights under the trust instrument with respect to Shares held by the trust are persons who are Family Agreement Shareholders who are: (i) Lineal Descendants; or (ii) Stepchildren or Shareholder Spouses who may exercise such voting rights (at Family Agreement Shareholders meetings and meetings of Company Shareholders) solely with respect to Shares held as of the Effective Date by themselves or by a trust for which the Stepchild or Shareholder Spouse is at the time of the voting the current income beneficiary of the trust; or

(b) the trustee(s) have entered into a voting agreement approved by the duly elected officer of the Company holding the position of corporate secretary (the Secretary of the Company) which remains in effect (a Family Shareholder Voting Agreement) under which the Shares will be voted (at Family Agreement Shareholders meetings and meeting of Company Shareholders) in the discretion of a Family Agreement Shareholder who is: (i) a Lineal Descendant; or (ii) a Stepchild or Shareholder Spouse who may exercise such voting rights solely with respect to Shares held as of the Effective Date by themselves or by a trust for which the Stepchild or Shareholder Spouse is at the time of the voting the current income beneficiary of the trust;

(c) An entity, other than a Permitted Trust, for which:

(i) all legal and beneficial interests in the entity are held by Lineal Descendants or Permitted Trusts; and

(ii) for which a majority of the board of directors, managers or other controlling body are Lineal Descendants who are Family Agreement Shareholders or the entity has entered into a Family Shareholder Voting Agreement with a Lineal Descendant who is a Family Agreement Shareholder (hereafter referred to as a Permitted Entity);

(d) The Company; or

(e) The ESOP.

3.2 Conditions for Permitted Transfers. A Family Agreement Shareholder may effect a Permitted Transfer of any or all of his, her or its Shares to one or more other Permitted Transferees, so long as the following requirements are met:

(a) If a Family Agreement Shareholder wishes to sell Shares, such Shares shall first be offered to Lineal Descendants who are Family Agreement Shareholders, Permitted Trusts, or Permitted Entities (collectively, Family Permitted Transferees), in accordance with the provisions of Section 3.4(a) or (b), prior to any Transfer to other Permitted Transferees.

(b) Each Permitted Transferee, who was not, prior to the Permitted Transfer, a party to this Agreement, becomes a party to this Agreement by executing a Shareholder Consent to be bound by this Agreement, and the Spouse of the Transferee signs a spouse consent in the form attached hereto as Exhibit C (Spouse Consent).

(c) In the case of a Permitted Transfer to a Permitted Trust or other Permitted Entity, the Trustee of the Permitted Trust or all of the owners of a Permitted Entity shall provide, from time to time upon request of the Secretary of the Company, a written certification, accompanied by documentary and other evidence acceptable to the Company and its legal counsel, that the Permitted Trust or Permitted Entity is in compliance with the requirements in this Agreement.

(d) Upon compliance with the conditions contained in this Section, the Permitted Transferee shall become a Family Agreement Shareholder for purposes of this Agreement, and the Secretary of the Company shall be authorized to replace Exhibit A with a revised version to reflect the name and address of, and number of Shares owned by, Family Agreement Shareholders as of that date, including the Permitted Transferee, which shall be dated as of the date it is attached to this Agreement in the records of the Company.

3.3 Transfers to Charities. A Family Agreement Shareholder may also Transfer Shares to a charity which qualifies as a 501(c)3 entity under the Internal Revenue Code (a Charity), provided that:

(a) the Transfer is a charitable gift;

(b) the Charity enters into an agreement approved by the Secretary of the Company under which it acknowledges that: (i) Permitted Transferees have the right to purchase the Shares from the Charity at any time, on the terms provided in Section 3.3(d) below; and (ii) the Charity may only Transfer the Shares to a Permitted Transferee; and

(c) if required by the donor as a condition of the gift, the Charity enters into either: (i) a Family Shareholder Voting Agreement granting a Lineal Descendant who is a Family Agreement Shareholder the right to vote the Shares given to the Charity at meetings of the holders of record of the Company’s Shares (the Shareholders); or (ii) an agreement with the donor to vote the Shares in favor of any action in which a majority of the Shares held by Family Agreement Shareholders present at a meeting of the Shareholders are voted in favor, and against any action on which a majority of Shares held by Family Agreement Shareholders present at a meeting of the Company’s Shareholders are voted against, and in either event a copy of the agreement shall be provided to the Secretary of the Company by the donor.

(d) In the event of a Transfer to a Charity that otherwise complies with this Section 3.3, the Family Permitted Transferees, the Company and the ESOP shall have the right to purchase the Shares held by the Charity at any time following the Transfer to the Charity. The Secretary of the Company shall notify the Family Permitted Transferees and the ESOP of such Transfer within a period of fifteen (15) days after it occurs. In the event any of the Family Permitted Transferees, the Company and the ESOP wish to purchase some or all of the Shares which are held by the Charity, he, she or it shall notify the Company and the Charity in writing. The Secretary of the Company shall then follow the procedures of Sections 4.3, 4.4 and 4.5 to effect a Transfer of the Shares by purchase from the Charity.

3.4 Procedure. A Family Agreement Shareholder who wishes to effect a Transfer (a Transferor) may make a Permitted Transfer of Shares to a Permitted Transferee by:

(a) entering into a Transfer, with or without consideration, to a Family Permitted Transferee on whatever terms the Transferor and a Family Permitted Transferee may agree upon, subject to satisfaction of the conditions contained in Section 3.2; or

(b) notifying the Secretary of the Company that he or she or it wishes to sell Shares to Permitted Transferees, in which event: first, other Family Permitted Transferees; and second, the Company; and third, the ESOP will have the option to purchase the Shares for a price equal to the most recently established ESOP Value, subject to the conditions of Section 3.2 and the provisions specified in Section 4.

3.5 Transfers to Others. Except for Transfers to Charities in accordance with Section 3.3, Shares may only be transferred to other persons or entities who are not Permitted Transferees after the Shares have first been offered to Permitted Transferees in accordance with Section 4. Any remaining Shares which are not purchased by Permitted Transferees may then be sold in accordance with Section 5.

4. Priority.

4.1 Offer Notice. If a Family Agreement Shareholder wishes to transfer Shares utilizing the procedure described in Section 3.4(b), the Transferor shall deliver a notice (the Offer Notice) to the Company specifying the number of Shares proposed to be transferred (the Offered Shares), and indicating whether the Seller is only willing to sell the Shares on terms requiring full payment upon closing or on the installment terms specified in Section 4.5. If the Transferor does not specify full payment terms, the purchaser may elect the installment terms described in Section 4.5. The Company shall promptly forward a copy of the Offer Notice to the Family Permitted Transferees and to the ESOP.

4.2 Effect of Offer Notice. Delivery of an Offer Notice under Section 4.1 shall constitute an offer by the Transferor, on the date the Offer Notice is delivered in accordance with this Section 4 (the Offer Date) to sell the Offered Shares to the Family Permitted Transferees, the Company and the ESOP (in the priority order specified in Section 4.3), at a price equal to the per share value of the Shares held by the ESOP as of the end of the calendar quarter immediately preceding the Closing Date, as determined by the appraisal of the Shares periodically obtained by the Company’s Retirement Benefits Committee (the ESOP Value); and on the other terms and conditions, and in accordance with the procedures, specified in this Agreement.

4.3 Share Purchase Procedures. Each purchase of Offered Shares from a Family Agreement Shareholder who wishes to transfer Shares under Section 3.4(b), or purchase of Shares as a result of an Option Event under Section 6, shall be effected in accordance with the following procedures:

(a) First Purchase Priority. The Family Permitted Transferees shall have the first priority right to purchase any or all of the Offered Shares, subject to the other provisions of this Agreement, on a pro rata basis proportionate to their ownership of Shares as a percentage (Pro Rata Portion) of all Shares held by Family Permitted Transferees desiring to exercise this right (Accepting Family Offerees). Each Accepting Family Offeree shall deliver a notice to the Transferor and to the Company (an Acceptance Notice), within a period of thirty (30) days (the Family Offeree Acceptance Period) after the Offer Date, specifying the number of Offered Shares that he, she or it agrees to purchase. If any Accepting Family Offeree agrees to purchase less than his or her Pro Rata Portion of the Offered Shares, each Accepting Family Offeree who agrees to purchase more than his or her Pro Rata Portion of the Offered Shares shall have allocated to him, her or it such additional portion of the Offered Shares not so allocated under the preceding sentence as the number of Shares of such Accepting Family Offeree bears to the aggregate number of Shares of all Accepting Family Offerees who agree to purchase more than their Pro Rata Portion of the Offered Shares. This allocation procedure shall be repeated until all of the Offered Shares, or the aggregate number of Offered Shares specified in all of the Accepting Family Offerees’ Acceptance Notices, if less, have been allocated among the Accepting Family Offerees, or it has been determined that one or more Accepting Family Offerees wish to purchase the remaining Offered Shares. The Accepting Family Offerees agree to cooperate with one another, and provide each other with such information as may be required, to implement the foregoing allocation procedure. The Secretary of the Company shall be entitled to facilitate the allocation procedures as he or she may deem appropriate.

(b) Second Purchase Priority. If some or all of the Accepting Family Offerees do not purchase all of the Offered Shares, the Company shall have the second priority to purchase any or all of the remainder of the Offered Shares, subject to the provisions of this Agreement. If the Company desires to exercise this right, it shall deliver an Acceptance Notice to the Transferor within a period of twenty (20) days after the expiration of the Family Offeree Acceptance Period (the Company Acceptance Period), specifying the number of remaining Offered Shares that it agrees to purchase.

(c) Third Purchase Priority. If Family Permitted Transferees do not agree to purchase all of the Offered Shares in accordance with Section 4.3(a) and the Company does not agree to purchase all of any remaining Offered Shares in accordance with Section 4.3(b), the ESOP shall have the third priority right to purchase any or all of the balance of the Offered Shares, subject to the provisions of this Agreement. If the ESOP desires to exercise this right, it shall deliver an Acceptance Notice to the Company and to the Transferor within a period of twenty (20) days after the expiration of the Company’s Acceptance Period described in Section 4.3(b), specifying the number of Offered Shares that it wishes to purchase (the ESOP Acceptance Period).

(d) Acceptance Notice Creates Contract. If one or more of the Accepting Family Offerees, the Company or the ESOP agree to purchase, in the aggregate, some or all of the Offered Shares within the acceptance periods specified in Sections 4.3(a), (b) or (c), delivery to the Transferor of the Acceptance Notices by those who agree to purchase Offered Shares (Purchasers) shall create binding contracts between the Purchasers and the Transferor for the purchase and sale, at the time and in the manner specified in Section 4.4 and Section 4.5, of the number of Offered Shares specified in their respective Acceptance Notices (as such number is finally allocated among the Purchasers under this Section 4).

(e) Reallocation. Notwithstanding the foregoing method of allocating Offered Shares among the Purchasers, at any time before the Closing Date, the Purchasers shall be allowed to enter into a binding written agreement among themselves reallocating the Offered Shares to be purchased by them so long as all of the Offered Shares for which Acceptance Notices have been delivered are purchased in accordance with such reallocation.

4.4 Price and Closing. The purchase price (Purchase Price) for the Transfer to the Purchasers of all of the Offered Shares for which Acceptance Notices have been delivered shall be consummated at the ESOP Value on a date set by the Secretary of the Company (the Closing Date), which date shall be within the next Trading Window determined by the Secretary of the Company to be practical for the closing of the Transfer. For purposes of this Agreement, Trading Window shall mean the time period declared by the Secretary of the Company as a permitted period for purchasing or selling Shares of the Company. At the closing of the Transfer, the Transferor shall deliver to the Company, against receipt of the consideration to which the Transferor is entitled under this Section 4, certificates for the Offered Shares properly endorsed to effect the Transfer to the Purchasers. Closing of the Transfer shall constitute a representation and warranty by the Transferor that: he or she or it owns the Offered Shares; he, she or it has not transferred or attempted to transfer any interest in the Offered Shares to any other person or entity; he, she or it has full power and authority to transfer and deliver the Offered Shares to the Purchasers; and the Offered Shares are free and clear of any and all liens, encumbrances, charges, duties and assessments whatsoever.

4.5 Installment Purchase. The Purchase Price to be paid at the Closing Date for Transfers made in accordance with this Section shall be paid in installments as follows: twenty-five percent (25%) paid down at the Closing Date and the balance shall be paid in accordance with the terms of a Promissory Note in the form attached as Exhibit D; provided, however, that the Purchase Price shall be paid in full in immediately available U.S. funds at closing if either: the Offer Notice described in Section 4.1 specified full payment terms; or the Purchaser elects to pay the Purchase Price in full at the Closing Date.

4.6 Subsequent Transfers. Failure by any Family Permitted Transferee or the Company or the ESOP to exercise his, her or its right of purchase under this Section 4 with respect to one or more proposed Transfers of Offered Shares shall not adversely affect his, her or its right to exercise such right with respect to any subsequent proposed Transfer of Offered Shares.

5. Sale To Other Transferee.

5.1 Conditions of Sale. If a Family Agreement Shareholder delivers an Offer Notice to sell Shares in accordance with Section 4.1, and, after following the procedures described in Section 4, some of the Offered Shares remain unpurchased, any Offered Shares not purchased by Accepting Family Offerees, the Company or the ESOP in accordance with Section 4 may be transferred by the Transferor to a transferee who/which is not a Permitted Transferee, provided that: (1) the price is equal to or greater than the ESOP Value; (2) the closing occurs within sixty (60) days after the expiration of the ESOP Acceptance Period specified in Section 4.3(c); and (3) the transferee executes the Company’s then current form of shareholder agreement for Shareholders who are not Permitted Transferees, on such terms as the Company may require as of the date of the Transfer (the General Shareholders Agreement).

5.2 Re-Offer. In the event the purchase price in the proposed Transfer to a Non-Permitted Transferee in accordance with Section 5.1 is less than the ESOP Value at which the Shares were offered to Permitted Transferees in accordance with Section 4, the Transferor must resubmit an Offer Notice as described in Section 4, with the proposed price, and follow the procedures of that Section to enable the Family Permitted Transferees, the Company and the ESOP to exercise a right of first refusal to purchase the Offered Shares on the price and terms that the Transferor proposes to sell the Shares to the transferee who/which is not a Permitted Transferee. The Family Permitted Transferees, Company and ESOP shall have the right to purchase the Offered Shares by matching that price and those terms, in that order of priority, in accordance with the procedures described in Section 4.

6. Option Events.

6.1 Definition of Option Event. For purposes of this Agreement, an Option Event means the occurrence, with respect to a Family Agreement Shareholder, of any of the following events or conditions:

(a) The filing of a voluntary or involuntary petition in bankruptcy by or against a Family Agreement Shareholder (unless, in the case of an involuntary petition, the same is dismissed within sixty (60) days from the date of filing);

(b) Any general assignment by a Family Agreement Shareholder for the benefit of his or her creditors;

(c) A dissolution of the marriage between: a Family Agreement Shareholder who is a Lineal Descendant and a Shareholder Spouse; a Family Agreement Shareholder who is a Lineal Descendant and a Spouse; or a parent of a Stepchild and a Family Agreement Shareholder who is a Lineal Descendant (a Divorce);

(d) In the event that, following the death of an individual Family Agreement Shareholder, the Shares held by the deceased Family Agreement Shareholder are not transferred to a Permitted Transferee within the time period specified in Section 6.2(c);

(e) In the event a Permitted Trust or Permitted Entity ceases to meet the qualifications set out in Section 3.1; or

(f) Any attempted Non-complying Transfer.

6.2 Optional Purchase of Shares.

(a) In General. If an Option Event other than a Divorce occurs with respect to a Family Agreement Shareholder, the other Family Permitted Transferees, the Company and the ESOP shall have the right to purchase the Shares held by the Family Agreement Shareholder who has experienced the Option Event on the same terms and conditions and in accordance with the same procedures, except as otherwise provided in this Section 6, that would have applied if the Family Agreement Shareholder had made an Offer to sell such Shares pursuant to Section 4 at the price provided in Section 4.4 and on the terms provided in Section 4.5.

(b) Upon Divorce. Recognizing that certain Shareholder Spouses and Spouses currently have, or may in the future receive or be awarded an interest in Shares, the following provisions are intended to address the disposition of such Shares in the event of Divorce. Nothing in this Agreement is intended to create a presumption that Shareholder Spouses and Spouses have a right to an ownership interest in or the economic value of Shares upon Divorce. If a Divorce occurs with respect to a Family Agreement Shareholder and a Permitted Transfer to a Permitted Trust is not at that time made by the Family Agreement Shareholder and the Shareholder Spouse or the Spouse of the Family Agreement Shareholder in accordance with the last sentence of this Section 6.2(b), the Family Agreement Shareholder who is a Lineal Descendant and a party to the Divorce shall have the right to purchase any or all Shares awarded to, owned by or held for the benefit of the Shareholder Spouse or the Spouse and of any Stepchildren who are children of the Shareholder Spouse or Spouse (such circumstances being referred to herein as a Spousal Award), on the same terms and conditions and in accordance with the same procedures, except as otherwise provided in this Section 6, that would have applied if the Shareholder Spouse, Spouse or Stepchildren had submitted an Offer Notice to sell such Shares pursuant to Section 4 at the price provided in Section 4.4 and on the terms provided in Section 4.5. If that Lineal Descendant does not exercise his or her purchase right with respect to all of the Shares that were part of the Spousal Award to or for the benefit of the Shareholder Spouse, Spouse or Stepchildren and a Permitted Trust is not created in accordance with the last sentence of this Section 6.2(b), the other Family Permitted Transferees, the ESOP and the Company shall have the right to do so on the same terms and in the same manner as set forth above in Section 6.2(a). In the event that both parties to a Divorce between a Family Agreement Shareholder and a Shareholder Spouse or a Spouse agree, as part of the final Divorce proceedings, to effect a Permitted Transfer of Shares to a Permitted Trust, for the benefit of the former Shareholder Spouse or the former Spouse for a term not to exceed the lifetime of that former Shareholder Spouse or former Spouse, or for the benefit of the Lineal Descendants of the marriage which is being dissolved, the purchase option described in this Section 6.2 shall not apply to such Shares.

(c) Upon the Death of an Individual Family Agreement Shareholder. Following the death of an individual Family Agreement Shareholder, Shares in which he or she held a separate or community property interest may be transferred to a Family Permitted Transferee, including a Permitted Trust. If the Shares are not transferred to a Family Permitted Transferee within two hundred seventy (270) days following the death of the Family Agreement Shareholder, the Shares shall immediately become subject to the option to purchase the Shares described in Section 6.2(a). The provisions of this Section apply to the separate or community interests of the deceased Family Agreement Shareholder who is a Lineal Descendant and to the community interests held by the other member of his or her marital community.

6.3 Option Notice; Option Price. Within a period of fifteen (15) days after the occurrence of an Option Event, the Family Agreement Shareholder or his or her trustee in bankruptcy, personal representative or guardian, as appropriate, who shall be deemed to be the Transferor for purposes of Section 4 (except in the case of a Spousal Award with respect to the Family Agreement Shareholder, where the former Shareholder Spouse or the former Spouse shall be deemed to be the Transferor), shall deliver notice to the Company of such event specifying the date of such event and describing in reasonable detail the nature of the event and the number of Shares affected. For purposes of Section 4, such notice shall be deemed to be an Offer Notice, the date such notice is delivered to the Company shall be deemed to be the Offer Date, the number of Shares affected shall be deemed to be the Offered Shares, and the price and terms shall be in accordance with Section 4.4 and Section 4.5. If the Company has not received this notice by the end of such period, any of the Family Agreement Shareholders or the Company who has knowledge of the Option Event may deliver notice to the other Family Agreement Shareholders or to the Company at any time after the end of such period, and the notice shall be deemed to be the Offer Notice. Determination of which Family Permitted Transferees will be Accepting Family Offerees and the manner of allocation of the Offered Shares among the Accepting Family Offerees and the Company or the ESOP will be made in accordance with the procedures of Section 4, except that, in the case of Shares that are part of a Spousal Award to a former Shareholder Spouse or former Spouse, in allocating Offered Shares under Section 4.3(a), the Family Agreement Shareholder who is a Lineal Descendant and a party to the Divorce in which the Spousal Award is made shall be allocated all of the Offered Shares that he or she agrees to purchase prior to any allocation to the other Family Permitted Transferees.

6.4 Payment for the Shares. If one or more of the Accepting Family Offerees, the Company and the ESOP agree to purchase, in the aggregate, some or all of the Offered Shares (the persons agreeing to purchase the Offered Shares shall be deemed to be the Purchasers for purposes of Section 4), then the Purchase Price for the Offered Shares shall be determined in accordance with Section 4.4. The Purchase Price shall be allocated among the Purchasers in proportion to the number of Offered Shares purchased by each. The Purchase Price shall, at the Purchasers’ option, be paid in cash at the Closing Date or be paid on terms with twenty-five percent (25%) down and the balance under a Promissory Note in the form attached as Exhibit D.

7. Effect of Non-complying Transfer. A Non-complying Transfer shall be void, and, upon presentation for transfer of Shares that are the subject of a Non-complying Transfer, the Company shall refuse to transfer the Shares on its share transfer records. The failure of the Family Agreement Shareholders, the Company or the ESOP to purchase, pursuant to Section 6, Shares that are the subject of a Non-complying

Transfer shall not be construed as permission to proceed with the Non-complying Transfer. In addition, any Family Agreement Shareholder or the Company may institute and maintain a proceeding to compel specific performance of this Agreement by the Family Agreement Shareholder attempting the Non-complying Transfer, it being agreed that the other Family Agreement Shareholders not in default and the Company do not have an adequate remedy at law.

8. Family Shareholder Voting. The Family Agreement Shareholders agree to the following provisions regarding the voting of their Shares.

8.1 Family Agreement Shareholders Meeting. Prior to each annual or special meeting of the Shareholders of the Company, the Family Agreement Shareholders shall participate in a meeting (a Family Agreement Shareholders Meeting) to confer about the matters to be considered at the Shareholders meeting and to determine how Shares held by them will be voted at the Shareholders meeting. The following procedures shall apply to the Family Agreement Shareholders Meetings:

(a) Family Agreement Shareholders may participate in a Family Agreement Shareholders Meeting in person, by telephone or by proxy, or by submitting electronic ballots to the Secretary of the Company, who shall present them at the Family Agreement Shareholders Meeting.

(b) If the CEO or Chairman of the Company is a Family Agreement Shareholder, he or she shall preside at the Family Agreement Shareholders Meeting as chair. If the CEO or Chairman is not a Family Agreement Shareholder, the chair shall be elected by a majority of Shares held by participating Family Agreement Shareholders. Subject to the requirements set forth in this Section 8, the chair shall determine how the meeting will be conducted and when and in what format the ballot shall be taken. The chair will also have authority to call for further Family Agreement Shareholders Meetings and set the place, date and time for such meetings.

(c) The chair shall appoint a person to serve as secretary of each Family Agreement Shareholders Meeting to record the votes taken at the meeting, and take minutes of the proceedings. The Secretary of the Company may perform this function in the chair’s discretion.

(d) The Family Agreement Shareholders present at the Family Agreement Shareholders Meeting may, by a simple majority vote of their Shares, determine whether to allow other persons to be present at the meeting as guests.

(e) Shares held by Lineal Descendants as community property may only be voted at a Family Agreement Shareholders Meeting by the Lineal Descendant member of the marital community and may not be voted by the Spouse of the Lineal Descendant at such meetings.

(f) Shares held by a Shareholder Spouse or a Stepchild as of the Effective Date may be voted by such person at a Family Agreement Shareholders Meeting.

(g) Voting of Shares by Permitted Trusts or Permitted Entities shall be in accordance with Section 3.1 (b) or 3.1(c).

8.2 Voting for the Election of Directors and on Minor Decisions. At a Family Agreement Shareholders Meeting held prior to a Shareholders meeting of the Company at which directors will be elected or shareholder action is proposed other than with respect to those matters specified in 8.3 (a Minor Decision), the Family Agreement Shareholders will cast ballots indicating their preference for persons to be elected to fill available Board seats or whether they approve the proposed Minor Decision. If more than fifty percent (50%) of the Shares then held by Family Agreement Shareholders at the time of the meeting are voted in favor of a candidate or a proposed Minor Decision, each Family Agreement Shareholder hereby agrees that all of the Shares held by him, her or it which are subject to this Agreement shall be voted in favor of that candidate or Minor Decision at the Shareholders meeting, regardless of whether the Family Agreement Shareholder holding such Shares attended or participated in the Family Agreement Shareholders Meeting. If a nominee for a position on the Board or a proposed Minor Decision does not receive the approval of a majority of the Shares then held by Family Agreement Shareholders, then all Family Agreement Shareholders shall be free to vote their Shares as they choose at the Shareholders meeting with respect to that position or Minor Decision, unless the chair calls an additional Family Agreement Shareholders Meeting prior to the Shareholders meeting at which a majority vote is obtained.

8.3 Major Decisions. If one of the following matters is to be considered at the Shareholders meeting, it shall be considered a Major Decision:

(a) Amendment of the Articles of Incorporation of the Company (the Articles of Incorporation).

(b) Adoption of a plan of merger or plan of share exchange.

(c) Sale, lease, exchange or other disposition of all or substantially all of the property of the Company, other than in the usual and regular course of business.

(d) Dissolution of the Company.

(e) Any other matter requiring the affirmative vote of two thirds of the outstanding shares of the Company.

At a Family Agreement Shareholders Meeting held before a Shareholders meeting at which a Major Decision is to be presented for a vote by all Shareholders, the Family

Agreement Shareholders will cast ballots indicating their preference for how the Family Agreement Shareholders’ Shares shall be voted on any such Major Decision. If at least sixty-seven percent (67%) of Shares then held by Family Agreement Shareholders (a Family Agreement Shareholders Supermajority) are voted in favor of the Major Decision, each Family Agreement Shareholder hereby agrees that all of the Shares held by him, her or it which are subject to this Agreement shall be voted in favor of the Major Decision at the Shareholders meeting, regardless of whether the Family Agreement Shareholder holding such Shares attended or participated in the Family Agreement Shareholders Meeting. If the proposed Major Decision does not receive the affirmative vote of a Family Agreement Shareholders Supermajority, then all Family Agreement Shareholders shall be free to vote their Shares as they choose at the Shareholder meeting with respect to that Major Decision, unless the chair calls an additional Family Agreement Shareholders Meeting prior to the Shareholder meeting at which an affirmative vote of a Family Agreement Shareholders Supermajority is obtained.

8.4 Appointment of Proxies. To implement any election of Directors, Minor Decision, or Major Decision approved or taken by the requisite vote at a Family Agreement Shareholders Meeting, each Family Agreement Shareholder hereby appoints Bruce W. Williams, or in his absence either Janet Westling or Steve Zimmerman, with full power of substitution in each of them, to vote and exercise all voting and related rights (to the fullest extent that such Family Agreement Shareholder is entitled to do so) in accordance with the outcome of voting determinations pursuant to Section 8.2 or Section 8.3, as the case may be, with respect to all of the Shares that now are or hereafter may be legally or beneficially owned by such Family Agreement Shareholder, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof. In order to implement this appointment, each Family Agreement Shareholder agrees to execute an Irrevocable Proxy in the form of Exhibit E hereto and to deliver such Irrevocable Proxy to the Secretary of the Company.

9. Shareholder Spouse and Spouse Consent.

9.1 Shareholder Spouse Consent. The execution of a Shareholder Consent by a Shareholder Spouse signifies that: the Shareholder Spouse has consented to become a party to this Agreement, and acknowledges that any interest the Shareholder Spouse at any time owns in any Shares of the Company, whether in the Shareholder Spouse’s own name, jointly with a Lineal Descendant under community property laws or otherwise, shall be subject to the terms of this Agreement, specifically including the provisions of Section 2, Section 6 and Section 8.

9.2 Spouse Consent. The execution of a Spouse Consent by a Spouse signifies that: the Spouse approves or ratifies the execution of a Consent to become a party to the Family Shareholder Agreement by the person to whom the Spouse is married; and an acknowledgement that any interest the marital community of which the Spouse is a party at any time owns in the Shares of the Company shall be subject to the terms of this Agreement, specifically including the provisions of Sections 2, 6 and 8.

9.3 Existing and Future Spouses. If a Family Agreement Shareholder who is a Lineal Descendant is married at the time he or she executes this Agreement, or if a Family Agreement Shareholder who is a Lineal Descendant marries or remarries after executing this Agreement, the Family Agreement Shareholder agrees to use best efforts to cause his or her Shareholder Spouse or Spouse to execute this Agreement or a Spouse Consent within a reasonable period of time, not to exceed sixty (60) days after the Family Agreement Shareholder has signed this Agreement for existing Spouses or Shareholder Spouses, or sixty (60) days after the marriage for future Spouses. If the Shareholder Spouse has not signed the Agreement or if such Spouse Consent is not delivered within that time period, the Family Agreement Shareholder will not be considered a Family Permitted Transferee or entitled to be the recipient of any Transfer of Shares until the Agreement or Spouse Consent has been executed by his or her Shareholder Spouse or Spouse and delivered to the Company.

10. Company’s Responsibilities. The Company agrees to perform the following duties to assist the Family Agreement Shareholders to carry out the Agreement.

10.1 A purported transferee of a Transfer not made in accordance with the provisions of the Agreement shall not be recognized as a Shareholder of the Company for any purpose whatsoever.

10.2 The Secretary of the Company, or his or her designee, shall review the written certifications, as provided by Section 3, and approve or disapprove the certifications as such Secretary or designee shall, in his or her discretion, deem appropriate.

10.3 The Company shall promptly forward to the Family Agreement Shareholders copies of all Offer Notices received by the Company under Section 4.1, a summary of Acceptance Notices received by the end of the Family Offeree Acceptance Period, a copy of any Acceptance Notice received from the Company or the ESOP as provided by Section 4.3, and such other notices as may reasonably be required to assist in the timely closing of the transactions covered by Section 4; and shall forward to Family Agreement Shareholders the notices to be given under Section 6.

10.4 In issuing Shares transferred in accordance with the Agreement, the Company shall affix to the newly issued Shares such legends, as may be required by this Agreement or determined by the Secretary of the Company to be appropriate, including without limitation, the legend described in Section 11.4.

10.5 The Company shall give all Family Agreement Shareholders at least twenty (20) days written notice of meetings at which directors of the Company are to be elected, amendments to the Articles of Incorporation of the Company are to be voted on by Shareholders, or other Major Decisions are to be voted on by the Shareholders; record the votes of the Shares on the matters to be voted on at the Family Agreement Shareholders meeting and cause the Shares to be voted at Shareholder meetings in accordance with the provisions of Section 8.

10.6 The Secretary of the Company is authorized to revise Exhibit A to reflect changes in the list of Family Agreement Shareholders.

11. Miscellaneous Provisions.

11.1 Further Assurances. Each party agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the purposes of this Agreement.

11.2 Attorneys’ Fees. In the event that a lawsuit or arbitration is commenced in connection with this Agreement between parties to it, the prevailing party or parties shall, in addition to any other relief, be entitled to an award of reasonable costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith, including such costs and expenses incurred on appeal.

11.3 Construction; Venue; Submission to Jurisdiction. It is agreed and understood that this Agreement is made in accordance with and shall be interpreted under the laws of the State of Washington. Any disputes arising under or in connection with this Agreement shall be resolved through arbitration in accordance with Section 11.15, provided that this shall not prevent a party from seeking equitable relief from a federal or state court sitting in Seattle, Washington. If any action or other proceeding be brought to compel, enforce, or in aid of such arbitration, or for equitable relief, the venue of said actions shall be in the United States District Court for the Western District of Washington or the Superior Court for King County, Washington. Each of the parties submits to the jurisdiction of any state or federal court sitting in Seattle, Washington, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such courts. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives to the fullest extent permitted by law any defense that maintenance of the proceeding in any such court is inconvenient, and waives any bond, surety, or other security that might be required of any other party with respect thereto. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

11.4 Securities Laws; Legend.

(a) Each Family Agreement Shareholder represents to all other Family Agreement Shareholders and to the Company that all of such Family Agreement Shareholder’s Shares have been acquired by such Family Agreement Shareholder for investment and not with a view to sale or distribution within the meaning of the Securities Act of 1933, as it may be amended and is in effect during the term of this Agreement (the Securities Act), and that he or she has been advised that the Shares have not been registered with the Securities and Exchange Commission and may not be offered, sold or otherwise transferred except in compliance with the Securities Act.

(b) Upon the reissuance or transfer of any Shares, the Family Agreement Shareholder shall deliver the certificates representing his or her Shares to the Company to have placed upon the reissued or transferred Shares a legend in substantially the following form:

The shares represented by this certificate (a) are subject to the terms of a Family Shareholders Agreement restricting the transfer of these shares and making them subject to a voting agreement, as such agreement may be amended from time to time as provided therein (a copy of which Agreement may be examined at the principal office of the corporation), and (b) have not been registered under federal or any applicable state securities acts and cannot be transferred without an opinion of counsel satisfactory to the corporation’s counsel that such transfer will not violate any such securities laws.

11.5 Amendments; Waiver. Prior to the tenth (10th) anniversary of the Effective Date, the provisions of this Agreement may be amended or waived, in whole or in part, only upon the consent of a Family Agreement Shareholders Supermajority, and on or after the tenth (10th) anniversary of the Effective Date may be amended or waived, in whole or in part, only upon the consent of majority of the Family Agreement Shareholders; provided, however, that no such amendment shall materially reduce the rights or materially increase the obligations of a Family Agreement Shareholder, unless the Family Agreement Shareholder consents to the amendment or the amendment effects a comparable reduction in the rights or increase in the obligations of all Family Agreement Shareholders that is proportionate to the respective number of Shares of the Family Agreement Shareholders at the time of the amendment. No waiver of any breach of any provision of this Agreement shall be held to be a waiver of any other or subsequent breach, and the failure of a party to enforce at any time any provision hereof shall not be deemed a waiver of any right of such party to subsequently enforce such provision or any other provision hereof. No amendment to this Agreement may be made which would increase the Company’s responsibilities under this Agreement unless the Company specifically approves such amendment by becoming a signatory to it.

11.6 Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns. The Company shall not permit the Transfer of any of the Shares on its books or issue new certificates representing any of the Shares to a Transferee who or which is not a Family Agreement Shareholder unless and until each Transferee shall have executed an appropriate form of Shareholder Consent or other form of agreement as specified herein, and the certificate for the Shares shall have been prepared with such legends as may be deemed to be appropriate by the Secretary of the Company.

11.7 Testamentary Provisions. Each Family Agreement Shareholder agrees to exercise best efforts to insert in his or her will a direction and authorization to the Family Agreement Shareholder’s personal representative to fulfill and comply with the provisions of this Agreement, but the failure to do so shall not impact the obligation to comply with the terms of this Agreement. Should a personal representative of a deceased or incompetent Family Agreement Shareholder not be appointed within a time period that is reasonable in order to effectuate the provisions of this Agreement, either the Company or any of the Family Agreement Shareholders is hereby given the right to petition for such appointment.

11.8 Severability. If any provision of this Agreement, on its face or as applied to any person or circumstance, is or becomes unenforceable to any extent, the remainder of this Agreement and the application of the provision to any other person, entity, circumstance or extent, shall not be affected, and this Agreement shall continue in force.

11.9 Entire Agreement. This instrument constitutes the sole and entire agreement of the parties with respect to its subject matter and correctly sets forth the rights, duties and obligations of each as to the other with respect to the subject matter as of its date. Any prior agreements, promises, negotiations or representations concerning its subject matter not expressly set forth in this Agreement are of no force or effect.

11.10 Captions. Section titles and other captions in this Agreement are inserted only as a matter of convenience and for reference and shall in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. Whenever the singular number is used in this Agreement, the same shall include the plural, and the masculine shall include the feminine and neuter genders and vice versa, in either case when required by the context.

11.11 Notices. To be effective, any notice, consent or other communication hereunder by a party shall be in writing, delivered in person, transmitted via facsimile machine; sent by documented overnight delivery service; mailed by certified or registered mail, postage prepaid, to the other party; or delivered electronically to the email address maintained in the records of the Company for the recipient. All such notices, consents and communications shall be deemed to be delivered on the second day after transmittal. Any notice or other communication to the Company or the ESOP shall be sent addressed to the Company or the ESOP at 2000 Two Union Square, 601 Union Street, Seattle, WA 98101, Attention: HomeStreet, Inc. Corporate Secretary or sent by electronic mail to the Secretary of the Company at his or her Company email address. Any notice or other communication to a Family Agreement Shareholder shall be sent addressed to the Family Agreement Shareholder at his, her or its physical or email address in the official records of the Company.

11.12 Counterparts. This Agreement may be executed by the parties in one or more counterparts, all of which taken together shall constitute one instrument.

11.13 Suspension of Time Periods. The death or incompetency of a Family Agreement Shareholder, or the need to conduct an arbitration pursuant to Section 11.15, shall suspend all time periods set forth in this Agreement for notices required to be given or elections that the Company or a Family Agreement Shareholder is entitled to make pursuant to this Agreement, for a reasonable time, to allow a personal representative to be appointed for the deceased or incompetent Family Agreement Shareholder, or completion of the arbitration, as the case may be.

11.14 Changes in Capital Structure. An appropriate adjustment shall be made to any Purchase Price determined hereunder or to any other provision hereof to equitably reflect any stock dividend, stock split, share combination or other recapitalization or reorganization occurring between the date of the Offer Notice and the Closing Date, the intent of such adjustment being to assure that the Transferor, in the aggregate, sells the same interest in the Company and receives the same consideration as would have been sold and received if such event had not occurred.

11.15 Arbitration. Any dispute arising under or in connection with this Agreement will be resolved by arbitration as set forth in this Section 11.15. Each party, however, will have full access to the courts in accordance with Section 11.3 to compel compliance with these arbitration provisions, to enforce an arbitration award or to seek injunctive relief, whether or not arbitration is available or under way. The arbitration will take place as follows:

(a) The party or parties demanding arbitration (collectively the demanding party) must give the other party or parties (collectively the responding party) a notice, which must contain, in addition to the demand for arbitration, a clear statement of the issue or issues to be resolved by arbitration, an appropriate reference to the provision of the Agreement which is involved, the relief the party requests through arbitration, and the names and addresses of at least three individuals whom the demanding party would consider acceptable as an arbitrator.

(b) The responding party shall provide a response to the demanding party within fifteen (15) days following receipt of the notice. The response shall contain a clear statement of the responding party’s position concerning the issue or issues in dispute and the names and addresses of at least three individuals whom the responding party would consider acceptable as an arbitrator. If the responding party fails to provide a timely response, the demanding party may apply to the presiding department of the Superior Court for King County, State of Washington, to designate an arbitrator.

(c) Within seven (7) days following receipt of the response, the parties shall agree on a single arbitrator to settle the dispute. If the parties are unable to do so, then either party may apply to the presiding department of the Superior Court for King County, State of Washington, to designate an arbitrator.

(d) The arbitration will be conducted in Seattle, Washington within twenty (20) days after the selection of the arbitrator. The arbitrator will have the authority to determine the scope and timing of discovery. The arbitrator will allow each party an opportunity to submit oral and written evidence and argument concerning the issue or issues in dispute. The arbitrator may resolve only the issue or issues submitted to arbitration and must include as part of his or her consideration a full review of the Agreement and all material incorporated in the Agreement by reference. The decision of the arbitrator will be final and will bind the parties.

(e) Except to the extent inconsistent with the terms of this Agreement, the terms and provisions of Chapter 7.04 RCW are incorporated in and made a part of this Agreement.

11.16 Termination. This Agreement shall automatically terminate upon the earliest of

(a) the written agreement to terminate executed by a Family Agreement Shareholder Supermajority, if the termination occurs before the tenth (10th) anniversary of the Effective Date;

(b) the written agreement to terminate executed by a majority of Family Agreement Shareholders, if the termination occurs on or after the tenth (10th) anniversary of the Effective Date;

(c) the bankruptcy, receivership or dissolution of the Company;

(d) the date on which all Shares are held by a single Shareholder;

(e) the date of closing of an underwritten public offering of common stock of the Company, pursuant to a registration statement filed by the Company under the Securities Act; or

(f) April 14, 2033.

No such termination shall affect the obligation of the Company or any Family Agreement Shareholder to continue to make payments for Shares already purchased or then required to be purchased pursuant to this Agreement.

11.17 Specific Performance. Each of the parties acknowledges that one or more of the other parties will suffer immediate and irreparable harm, which will not be compensable by damages alone, if a party repudiates or breaches any of the provisions of this Agreement, or threatens or attempts to do so. If any such actual, threatened or attempted repudiation or breach occurs, each party agrees and stipulates that the party suffering the harm, in addition to and not in limitation of any other rights, remedies or damages available to the party at law or in equity, shall be entitled to obtain temporary, preliminary and permanent injunctions in accordance with Section 11.3 in order to prevent or restrain any such breach and enforce specifically the provisions of this Agreement.

11.18 Legal Counsel. Each Family Agreement Shareholder and Spouse who executes this Agreement, a Shareholder Consent, or a Spouse Consent acknowledges that he or she (a) has read this Agreement, including but not limited to Sections 2, 3, 6, 8 and Section 9, and understands its intended effect, (b) understands that this Agreement has been drafted by legal counsel for the Company, and (c) has been encouraged and has had the opportunity, before executing this Agreement, to consult separate and independent legal counsel of his or her choice and has either exercised or waived the right to do so.

11.19 Definitions. Capitalized terms used in the foregoing Agreement have the meanings given those terms in the text of the Agreement, which are located in the following sections:

Acceptance Notice is defined in Section 4.3(a) of the Agreement.

Accepting Family Offerees is defined in Section 4.3(a) of the Agreement.

Agreement is defined in the preamble of the Agreement.

Articles of Incorporation is defined in Section 8.3 of the Agreement.

Board is defined in Section A of the Recitals.

Charity is defined in Section 3.3 of the Agreement.

Closing Date is defined in Section 4.4 of the Agreement.

Company is defined in the preamble of the Agreement.

Company Acceptance Period is defined in Section 4.3(b) of the Agreement.

Divorce is defined in Section 6.1(c) of the Agreement.

Effective Date is defined in the Preamble of the Agreement.

ESOP is defined in Recital E of the Agreement.

ESOP Acceptance Period is defined in Section 4.3(c).

ESOP Value is defined in Section 4.2 of the Agreement.

Family Agreement Shareholders is defined in the Preamble of the Agreement.

Family Agreement Shareholders Supermajority is defined in Section 8.3 of the Agreement.

Family Agreement Shareholders Meeting is defined in Section 8.1 of the Agreement.

Family Offeree Acceptance Period is defined in Section 4.3(a).

Family Permitted Transferees is defined in Section 3.2(a).

Family Shareholder Voting Agreement is defined in Section 3.1 (b) of the Agreement.

General Shareholders Agreement is defined in Section 5.1 of the Agreement.

Lineal Descendant(s) is defined in Section 3.1 (a) of the Agreement.

Major Decision is defined in Section 8.3 of the Agreement.

Minor Decision is defined in Section 8.2 of the Agreement.

Non-complying Transfer is defined in section 2 of the Agreement.

Offer Date is defined in Section 4.2 of the Agreement.

Offer Notice is defined in Section 4.1 of the Agreement.

Offered Shares is defined in Section 4.1 of the Agreement.

Option Event is defined in Section 6.1 of the Agreement.

Permitted Entity is defined in Section 3.1(c) of the Agreement.

Permitted Transfer is defined in Section 3.1 of the Agreement.

Permitted Transferees is defined in Section 3.1 of the Agreement.

Permitted Trust is defined in Section 3.1 (b) of the Agreement.

Pro Rata Portion is defined in Section 4.3(a) of the Agreement.

Purchase Price is defined in Section 4.4 of the Agreement.

Purchasers is defined in Section 4.3(d) of the Agreement.

Secretary of the Company is defined in Section 3.1 (b) of the Agreement.

Securities Act is defined in Section 11.4 of the Agreement.

Shareholder is defined in Section 3.3(c) of the Agreement.

Shareholder Consent is defined in the preamble of the Agreement.

Shareholder Spouse is defined in Section 3.1(b) of the Agreement.

Shares is defined in the preamble of this Agreement.

Spouse is defined in Section 3.1 (b) of the Agreement.

Spouse Consent is defined in Section 3.2(b) of the Agreement.

Spousal Award is defined in Section 6.2(b) of the Agreement.

Stepchild, Stepchildren are defined in Section 3.1(b) of the Agreement

Trading Window is defined in Section 4.4 of the Agreement.

Transfer is defined in Section 2 of the Agreement.

Transferor is defined in Section 3.4 of the Agreement.

It is so agreed, between the Company and the Shareholders listed on Exhibit A who have executed a Shareholder Consent.

HomeStreet, Inc.

by

Its

Effective: 10/23/08

Exhibit A

HomeStreet, Inc. Family Agreement Shareholders

Name	Street 1	City 1	State 1	Zip 1	No. of Shares	FAS Category	Authorized FAS Voter	Spouse Consent

Glory Curtis Beijar	33821 Pequito Drive	Dana Point	CA	92629	21,485.00	Lineal Descendant		Henrik Geijar

Gro Buer	6215 Palatine Avenue North	Seattle	WA	98103	43,379.00	Shareholder Spouse

Adam Curtis	1554 Sleeping Indian Road	Fallbrook	CA	92028	21,407.00	Lineal Descendant

Barbara M. Curtis	1554 Sleeping Indian Road	Fallbrook	CA	92028	148,263.00	Lineal Descendant

Crystal Dawn Curtis	99 McGuinness Blvd. #2	Brooklyn	NY	11222-3301	21,407.00	Lineal Descendant

Andrew Alvaro Mullins-Williams	1246 16th Avenue E.	Seattle	WA	98112	220.00	Lineal Descendant

Annika M. Swanson	112 Sewall Ave. Apt. 3	Brookline	MA	02446	4,740.00	Lineal Descendant

Jordan W. Swanson	1214 E. Hamlin, #6	Seattle	WA	98101	4,740.00	Lineal Descendant		Magda Swanson

Craig Westling	PO Box 232	Norwich	VT	05055	1,225.00	Stepchild

Kaya Westling	PO Box 54	Canyon	CA	94516	1,225.00	Stepchild

Bruce W. Williams	601 Union Street, Suite 2000	Seattle	WA	98101	202,851.00	Lineal Descendant

Bruce W. Williams and Gro A. Buer, Husband and Wife	601 Union Street, Suite 2000	Seattle	WA	98101	16,967.00	Lineal Descendant & Shareholder Spouse	Bruce Williams

Bruce W. Williams, Executor for Estate of Marie W. Williams	601 Union Street, Suite 2000	Seattle	WA	98101	100,046.00	Lineal Descendant

Bruce W. Williams, Executor for Estate of Walter B. Williams	601 Union Street, Suite 2000	Seattle	WA	98101	100,048.00	Lineal Descendant

Kathryn A. Williams	1246 16th Avenue E.	Seattle	WA	98112	168,407.00	Lineal Descendant

Marcia F. Williams	P.O. Box 11500	Bainbridge Island	WA	98110	135,453.00	Lineal Descendant

David John Zimmerman	730 S. Andresen Rd.	Vancouver	WA	98661	5,000.00	Lineal Descendant

Karen M. Zimmerman	1432 NE 6th Street	Camas	WA	98607	27,073.00	Lineal Descendant

Steven W. Zimmerman	730 S. Andresen Rd.	Vancouver	WA	98661	103,323.00	Lineal Descendant		Janice Zimmerman

Wendy S. Williams	4215 NE 125th Avenue	Seattle	WA	98125	202,102.00	Lineal Descendant

Name	Street 1	City 1	State 1	Zip 1	No. of Shares	FAS Category	Authorized FAS Voter	Spouse Consent

Dale and Marjorie Myers, Trustees under Myers Family Trust dated 3/28/89	7835 Rush Rose Drive #H-214	Carlsbad	CA	92009	181,116.00	Permitted Trust	Dale Myers (POA

Janet L. Westling, Trustee of the John Dale Westling Trust dated 12/22/05	1601 Avery Rd	San Marcos	CA	92078	32,430.00	Permitted Trust

Janet L. Westling, Trustee of the Justin M. Westling Trust dated 12/22/05	1601 Avery Rd	San Marcos	CA	92078	32,430.00	Permitted Trust

Michael J. and Janet L. Westling, as Trustees for the Westling Family Trust (combination of Janet Westling’s separate property & community property)	1601 Avery Rd	San Marcos	CA	92078	111,104.00	Permitted Trust	Janet Westling (Voting Agreement)

Michael J. and Janet L. Westling, as Trustees for the Westling Family Trust as Michael Westling’s separate property	1601 Avery Rd	San Marcos	CA	92078	10,965.00	Permitted Trust	Michael Westling (Voting Agreement)

Michael J. Westling, Trustee under John D. Westling Trust dated 6/20/02	1601 Avery Rd	San Marcos	CA	92078	8,825.00	Permitted Trust	Janet Westling (Voting Agreement)

Michael J. Westling, Trustee under Justin M. Westling Trust dated 6/20/02	1601 Avery Rd	San Marcos	CA	92078	8,825.00	Permitted Trust	Janet Westling (Voting Agreement)

Michael Westling, Trustee under Myers Family Trust dated 12/76	1601 Avery Rd	San Marcos	CA	92078	7,820.00	Permitted Trust	Janet Westling (Voting Agreement)

Bruce W. Williams, Trustee of the Andrew Alvaro Mullins- Williams 2005 Trust	601 Union Street, Suite 2000	Seattle	WA	98101	469.00	Permitted Trust

Bruce W. Williams, Trustee under Myers Irrevocable Trust #1 dated 8/5/94	601 Union Street, Suite 2000	Seattle	WA	98101 - 2326	97,784.00	Permitted Trust

Bruce W. Williams and Gro A. Buer, Trustees under Trust dated 12/25/95	601 Union Street, Suite 2000	Seattle	WA	98101	17,580.00	Permitted Trust	Bruce Williams (Voting Agreement)

Bruce W. Williams, Trustee under Marina Sonja Williams Trust dated 12/23/03	601 Union Street, Suite 2000	Seattle	WA	98101	1,367.75	Permitted Trust

Name	Street 1	City 1	State 1	Zip 1	No. of Shares	FAS Category	Authorized FAS Voter	Spouse Consent

Bruce W. Williams, Trustee under 2000 Karen M. Zimmerman Trust dated 12/22/00	601 Union Street, Suite 2000	Seattle	WA	98101	34,551.00	Permitted Trust

Bruce W. Williams, Trustee under 2000 Steve W. Zimmerman Trust dated 12/22/00	601 Union Street, Suite 2000	Seattle	WA	98101	34,551.00	Permitted Trust

Kathryn Anne Williams, Trustee under Andrew Alvaro Mullins- Williams Trust	1246 16th Avenue E.	Seattle	WA	98112	1,367.75	Permitted Trust

Kathryn Anne Williams, Trustee under Andrew A. Mullins- Williams Trust dated 12/27/88	1246 16th Avenue E.	Seattle	WA	98112	10,00.00	Permitted Trust

Kathryn Anne Williams, Trustee under Mullins-Williams Children’s Trust dated 7/28/93	1246 16th Avenue E.	Seattle	WA	98112	50,160.00	Permitted Trust

Marcia F. Williams, Trustee under Annika Marie Swanson Trust	P.O. Box 11500	Bainbridge Island	WA	98110	1,367,75	Permitted Trust

Marcia F. Williams, Co-Trustee under Trust U/A dated 7/7/84	P.O. Box 11500	Bainbridge Island	WA	98110	78,660.00	Permitted Trust	Marcia Williams (Voting Agreement)

Marcia F. Williams, Trustee under Jordan Williams Swanson Trust	P.O. Box 11500	Bainbridge Island	WA	98110	1,367,75	Permitted Trust

Harold and Julianne Zimmerman, Trustees of the Zimmerman Living Trust dated 11/12/97	1625 N.W. Ivy Street	Camas	WA	98607	95,595.00	Permitted Trust

Seven W. Zimmerman, Trustee under Brittney Vanderhoogt Trust Dated 03/13/08	730 S. Andresen Rd.	Vancouver	WA	98661	528.00	Permitted Trust

Seven W. Zimmerman, Trustee under Brooke Vanderhoogt Trust Dated 03/13/08	730 S. Andresen Rd.	Vancouver	WA	98661	528.00	Permitted Trust

Seven W. Zimmerman, Trustee under Brian Paul Zimmerman Trust Dated 12/20/07	730 S. Andresen Rd.	Vancouver	WA	98661	985.00	Permitted Trust

Seven W. Zimmerman, Trustee under Zimmerman Trust U/A dated 12/84	730 S. Andresen Rd.	Vancouver	WA	98661	10,000.00	Permitted Trust

Name	Street 1	City 1	State 1	Zip 1	No. of Shares	FAS Category	Authorized FAS Voter	Spouse Consent

Seven W. Zimmerman, Trustee under David John Zimmerman Trust Dated 12/20/07	730 S. Andresen Rd.	Vancouver	WA	98661	985.00	Permitted Trust

Seven W. Zimmerman, Trustee under Zimmerman Grandchildren Trust dated 12/25/91	730 S. Andresen Rd.	Vancouver	WA	98661	18,000.00	Permitted Trust

Seven W. Zimmerman, Trustee under Hannah Abbey Zimmerman Trust Dated 12/20/07	730 S. Andresen Rd.	Vancouver	WA	98661	985.00	Permitted Trust

Seven W. Zimmerman, Trustee under Kevin Mark Zimmerman Trust Dated 12/20/07	730 S. Andresen Rd.	Vancouver	WA	98661	985.00	Permitted Trust

			Total Family Shares		2,180,693.00

Exhibit B-1

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of                                  (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:

(Print Name)

Exhibit B-2

Shareholder Consent for a Permitted Entity

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of                                          (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Entity:

By

Its

Exhibit B-3

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of                                  (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:

By

Name of Trustee

Exhibit B-4

Shareholder Consent For a Shareholder Spouse

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, 8 and 9 of the Agreement) effective as of                      (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Shareholder Spouse:

(print name)

Exhibit B-5

Shareholder Consent for a Stepchild

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of                      (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Stepchild:

(Print Name)

Exhibit C

SPOUSE CONSENT

I,                     , am the spouse of                      and hereby approve or ratify the execution of a Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. by my spouse.

I agree to the provisions of the Agreement, including Sections 2 (restrictions on transfer), 6 (purchase option events following death or divorce), 8 (Voting) and 9 (application to marital community property).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me in this matter.

I have signed this Spouse Consent effective                     , 20     (fill in the date you sign).

Signature

(print name)

Exhibit D

PROMISSORY NOTE

$	, Washington
, 20

Effective                     , 20     (the Note Date), for value received, the undersigned hereby promises to pay to the order of                     , or the holder hereof (the payee or any other holder hereof will be referred to as the Holder), the principal amount of                                          Dollars ($                    ), with interest during the first year of the term of this Note at the rate of              percent (        %) (the prime rate of interest announced by the Bank of America at the Note Date), which rate shall be adjusted on each anniversary of the Note Date to reflect the prime rate of interest in effect at the Bank of America on that date. Interest shall be accrued from the Note Date on the principal balance of this Note remaining unpaid from time to time.

The obligations under this Note shall be paid in four (4) equal installments of principal in the amount of                                          Dollars ($                    ) each, together with all accrued but unpaid interest, on the first four (4) anniversaries of the Note Date until this Note is paid in full. Principal or accrued interest may be prepaid at any time or times without premium or penalty. All payments shall be applied first against accrued interest, then against principal to the extent of any installments thereof then due and payable, and then against principal last to become due hereunder. All payments shall be made in lawful money of the United States at                             , or such other place as the Holder may designate.

If default is made in the payment of any amount due under this Note and such default continues for a period of five (5) days after notice to the undersigned that such payment is overdue, then the entire principal balance of this Note and all accrued interest shall, at the option of the Holder, become due and payable without notice, and, from and after the default or liquidation and dissolution, all accrued interest shall be added to principal and the principal balance under this Note shall thereafter bear interest, compounded daily until paid, at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less.

If this Note is placed in the hands of an attorney for collection after any default, whether suit is brought or not, the undersigned promises to pay all costs and expenses, including but not limited to attorneys’ fees, incurred in collecting this Note.

This Note is to be construed in all respects and enforced according to the laws of the State of Washington. Diligence, presentment, demand, protest, and notice of dishonor are hereby waived by the undersigned and all sureties, guarantors, and endorsers hereof.

This Note is made pursuant to, and is subject to, the Amended and Restated Family Shareholders Agreement dated effective as of                     , 2008 among HomeStreet, Inc., a Washington corporation, and certain of its shareholders.

Signature of Maker

address of Maker

Note: Oral promises to extend credit are not enforceable under Washington law.

EXHIBIT E

FORM OF IRREVOCABLE PROXY

TO VOTE STOCK

OF HOMESTREET, INC.

The undersigned shareholder of HomeStreet, Inc., a Washington corporation (the “Company”), hereby irrevocably appoints Bruce W. Williams, Janet Westling and Steve Zimmerman and each of them, with full power of substitution in each of them, as the sole and exclusive attorneys and proxies of the undersigned to vote and exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company, that now are or hereafter may be legally or beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the Shares) in accordance with the outcome of voting determinations pursuant to Section 8.2 or Section 8.3, as the case may be, of that certain Amended and Restated Family Shareholders Agreement dated as of October 23, 2008, by and among the Company and the undersigned (the Family Shareholders Agreement). Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares that are inconsistent with this Irrevocable Proxy until after the termination of the Irrevocable Proxy, it being understood that if the undersigned is free to vote his or her Shares as he or she chooses pursuant to Section 8.2 or Section 8.3 of the Family Shareholders Agreement, then the undersigned may grant a proxy in his or her discretion for the voting of such Shares at the relevant all shareholder meeting.

This Irrevocable Proxy is irrevocable (to the fullest extent permitted by and subject to applicable law), is coupled with an interest, including, but not limited to, the Family Shareholders Agreement, and is granted in consideration of the need to streamline and expedite the Company’s shareholder approval process. This proxy shall terminate upon the valid termination of the Family Shareholders Agreement.

The authority of the attorneys and proxies named above includes the authority and power to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares in accordance with the outcome of the voting determinations pursuant to Section 8.2 or Section 8.3 of the Family Shareholders Agreement (including, without limitation, the power to execute and deliver written consents, pursuant to the Washington Business Corporation Act), at every annual, special or adjourned meeting of the shareholders of the Company and in every written consent in lieu of such meeting.

All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated:             2008

SHAREHOLDER:

Signature
Name:

Address:

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

Shareholder Consent for a Shareholder Spouse

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, 8 and 9 of the Agreement) effective as of 11/15/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Shareholder Spouse:	/s/ Gro Buer
Signature Gro Buer

Shareholder Consent for a Shareholder Spouse

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, 8 and 9 of the Agreement) effective as of 11/11/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Shareholder Spouse:	/s/ Michael J. Westling
Signature Michael J. Westling

Shareholder Consent for a Stepchild

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become party to the Amended and Restated Family Shareholders Agreement of Home Street, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 11/1/2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Stepchild:	/s/ Kaya Westling
Signature Kaya Westling

Shareholder Consent for a Stepchild

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become party to the Amended and Restated Family Shareholders Agreement of Home Street, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 10/30/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Stepchild:	/s/ Craig Westling
Signature Craig Westling

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 11/02/2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Glory Curtis Beijar
Signature Glory Curtis Beijar

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of Nov. 3, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Barbara M. Curtis
Signature Barbara M. Curtis

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 11/15/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Crystal Dawn Curtis
Signature Crystal Dawn Curtis

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of November 19, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Andrew Alvaro Mullins-Williams
Signature Andrew Alvaro Mullins-Williams

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of November 14, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Annika M. Swanson
Signature Annika M. Swanson

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 11/24/2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Jordan W. Swanson
Signature Jordan W. Swanson

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 10/30/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Bruce W. Williams
Signature Bruce W. Williams

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 10/30/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	Estate of Marie W. Williams

/s/ Bruce W. Williams
Signature Executor Bruce W. Williams

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 10/30/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	Estate of Walter B. Williams

/s/ Bruce W. Williams
Signature Executor Bruce W. Williams

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of Oct. 28, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Kathryn A. Williams
Signature Kathryn A. Williams

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 11/10/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Marcia F. Williams
Signature Marcia F. Williams

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 11-10-08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Karen M. Zimmerman
Signature Karen M. Zimmerman

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of Nov. 6, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Steven W. Zimmerman
Signature
Steven W. Zimmerman

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 10/29/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Wendy S. Williams
Signature
Wendy S. Williams

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 11/11/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ Justin M. Westling
Signature
Justin M. Westling

Shareholder Consent for Lineal Descendants

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6 and 8 of the Agreement) effective as of 11/11/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Lineal Descendant:	/s/ John Dale Westling
Signature
John Dale Westling

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 10/31/2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Myers Family Trust dated 3/28/89

	By	/s/ Dale Myers
Co-Trustee Dale Myers

	By	/s/ Marjorie Myers
Co-Trustee Marjorie Myers

	By	/s/ Dale Myers
Dale Myers her attorney in fact

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 11/11/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	John Dale Westling Trust dated 12/22/05

	By	/s/ Janet L. Westling
Trustee Janet L. Westling

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 11/11/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Justin M. Westling Trust dated 12/22/05

	By	/s/ Janet L. Westling
Trustee Janet L. Westling

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 11/11/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Westling Family Trust

	By	/s/ Michael J. Westling
Co-Trustee Michael J. Westling

	By	/s/ Janet L. Westling
Co-Trustee Janet L. Westling

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 11/10/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	John D. Westling Trust dated 6/20/02

	By	/s/ Michael J. Westling
Trustee Michael J. Westling

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 11/11/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Justin M. Westling Trust dated 6/20/02

	By	/s/ Michael J. Westling
Trustee Michael J. Westling

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 11/11/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Myers Family Trust dated 12/76

	By	/s/ Michael J. Westling
Trustee Michael J. Westling

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of Oct. 30, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Andrew Alvaro Mullins-Williams 2005 Trust

	By	/s/ Bruce W. Williams
Trustee Bruce W. Williams

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 10-30-08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Myers Irrevocable Trust #1 dated 8/5/94

	By	/s/ Bruce W. Williams
Trustee Bruce W. Williams

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 11/14/2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Trust dated 12/25/95

	By	/s/ Bruce W. Williams
Co-Trustee Bruce W. Williams

	By	/s/ Gro A. Buer
Co-Trustee Gro A. Buer

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 10/30/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Marina Sonja Williams Trust dated 12/23/03

	By	/s/ Bruce W. Williams
Trustee Bruce W. Williams

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 10/30/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	2000 Karen M. Zimmerman Trust dated 12/22/00

	By	/s/ Bruce W. Williams
Trustee Bruce W. Williams

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically, including Sections 3, 6 and 8 of the Agreement) effective as of 10/30/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	2000 Steven W. Zimmerman Trust dated 12/22/00

	By	/s/ Bruce W. Williams
Trustee Bruce W. Williams

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of Oct. 28, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Andrew Alvaro Mullins-Williams Trust

	By	/s/ Kathryn Anne Williams
Trustee Kathryn Anne Williams

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6. and 8 of the Agreement) effective as of Oct. 28, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Andrew A. Mullins-Williams Trust dated 12/27/88

	By	/s/ Kathryn A. Williams
Trustee Kathryn A. Williams

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of Oct. 28, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Mullins-Williams Children’s Trust dated 7/28/93

	By	/s/ Kathryn A. Williams
Trustee Kathryn A. Williams

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 11/10/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Annika Marie Swanson Trust

	By	/s/ Marcia F. Williams
Trustee Marcia F. Williams

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 11/10/08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Trustee under Jordan Williams Swanson Trust

	By	/s/ Marcia F. Williams
Trustee Marcia F. Williams

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of 11-20-08 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Zimmerman Living Trust dated 11/12/97

	By	/s/ Harold Zimmerman
Co-Trustee Harold Zimmerman

	By	/s/ Julianne Zimmerman
Co-Trustee Julianne Zimmerman

By Harold Zimmerman as attorney-in-fact for Julianne Zimmerman under Power of Attorney dated 11-20-08

/s/ Harold Zimmerman
Harold Zimmerman

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of Nov. 6, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Brittney Vanderhoogt Trust Dated 03/13/08

	By	/s/ Steven W. Zimmerman
Trustee Steven W. Zimmerman

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of Nov. 6, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Brooke Vanderhoogt Trust Dated 03/13/08

	By	/s/ Steven W. Zimmerman
Trustee Steven W. Zimmerman

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of Nov. 6, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Brian Paul Zimmerman Trust Dated 12/20/07

	By	/s/ Steven W. Zimmerman
Trustee Steven W. Zimmerman

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of Nov. 6, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Zimmerman Trust U/A dated 12/84

	By	/s/ Steven W. Zimmerman
Trustee Steven W. Zimmerman

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of Nov. 6, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	David John Zimmerman Trust Dated 12/20/07

	By	/s/ Steven W. Zimmerman
Trustee Steven W. Zimmerman

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of Nov. 6, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Zimmerman Grandchildren Trust dated 12/25/91

	By	/s/ Steven W. Zimmerman
Trustee Steven W. Zimmerman

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of Nov. 6, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Hannah Abbey Zimmerman Trust Dated 12/20/07

	By	/s/ Steven W. Zimmerman
Trustee Steven W. Zimmerman

Shareholder Consent for Permitted Trust

IN WITNESS WHEREOF, the following party has executed this Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. (specifically including Sections 3, 6, and 8 of the Agreement) effective as of Nov. 6, 2008 (fill in the date you sign).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me with respect to it.

Permitted Trust:	Kevin Mark Zimmerman Trust Dated 12/20/07

	By	/s/ Steven W. Zimmerman
Trustee Steven W. Zimmerman

SPOUSE CONSENT

I, Janice Zimmerman, am the spouse of Steve Zimmerman and hereby approve or ratify the execution of a Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. by my spouse.

I agree to the provisions of the Agreement, including Sections 2 (restrictions on transfer), 6 (purchase option events following death or divorce), 8 (Voting) and 9 (application to marital community property).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me in this matter.

I have signed this Spouse Consent effective Nov. 6th, 2008 (fill in the date you sign).

/s/ Janice Zimmerman
Signature
Janice Zimmerman

SPOUSE CONSENT

I, Henrik Beijar, am the spouse of Glory Beijar and hereby approve or ratify the execution of a Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. by my spouse.

I agree to the provisions of the Agreement, including Sections 2 (restrictions on transfer), 6 (purchase option events following death or divorce), 8 (Voting) and 9 (application to marital community property).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me in this matter.

I have signed this Spouse Consent effective October 31, 2008 (fill in the date you sign).

/s/ Henrik Beijar
Signature
Henrik Beijar

SPOUSE CONSENT

I, Magda Guillen Swanson, am the spouse of Jordan Swanson and hereby approve or ratify the execution of a Shareholder Consent to become a party to the Amended and Restated Family Shareholders Agreement of HomeStreet, Inc. by my spouse.

I agree to the provisions of the Agreement, including Sections 2 (restrictions on transfer), 6 (purchase option events following death or divorce), 8 (Voting) and 9 (application to marital community property).

I acknowledge receipt of a copy of the Agreement and that I have been encouraged to retain independent legal counsel to advise me in this matter.

I have signed this Spouse Consent effective November 24, 2008 (fill in the date you sign).

/s/ Magda Guillen Swanson
Signature
Magda Guillen Swanson

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/02/2008

SHAREHOLDER:

/s/ Glory Curtis Beijar
Signature
Name: Glory Curtis Beijar

Address: 33821 Pequito Drive
Dana Point, CA 92629

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: October 31, 2008

SHAREHOLDER:

/s/ Henrik Beijar
Name: Henrik Beijar

Address: 33821 Pequito Drive
Dana Point, CA 92629

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/15/2008

SHAREHOLDER:

/s/ Gro Buer
Signature

Name: Gro Buer

Address: 6215 Palatine Avenue North Seattle, WA 98103

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Nov. 9, 2008

SHAREHOLDER:

/s/ Barbara M. Curtis
Signature

Name: Barbara M. Curtis

Address: 1554 Sleeping Indian Road Fallbrook, CA 92028

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/15/2008

SHAREHOLDER:

/s/ Crystal Dawn Curtis
Signature

Name: Crystal Dawn Curtis

Address: 99 McGuinness Blvd, #2 Brooklyn, NY 11222-3301

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: November 19, 2008

SHAREHOLDER:

/s/ Andrew Alvaro Mullins-Williams
Signature

Name: Andrew Alvaro Mullins-Williams

Address: 1246 16th Avenue E. Seattle, WA 98112

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: November 14, 2008

SHAREHOLDER:

/s/ Annika M. Swanson
Signature

Name: Annika M. Swanson

Address: 112 Sewall Ave. Apt. 3 Brookline, MA 02446

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/24/2008

SHAREHOLDER:

/s/ Jordan W. Swanson
Signature

Name: Jordan W. Swanson

Address: 1214 E, Hamlin. #6 Seattle, WA 98101

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 10/30/2008

SHAREHOLDER:

/s/ Craig Westling
Signature

Name: Craig Westling

Address: PO Box 232 Norwich, VT 05055

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/1/2008

SHAREHOLDER:

/s/ Kaya Westling
Signature

Name:	Kaya Westling

Address:	PO Box 54
Canyon, CA 94516

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 10/30/2008

SHAREHOLDER:

/s/ Bruce W. Williams
Signature

Name:	Bruce W. Williams

Address:	601 Union Street, Suit 2000
Seattle, WA 98101

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/14/2008

SHAREHOLDER:

/s/ Bruce W. Williams
Bruce W. Williams

/s/ Gro A. Buer
Gro A. Buer

Name: Bruce W. Williams and Gro A. Buer, Husband and Wife

Address: 601 Union Street. Suite 2000 Seattle, WA 98101

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 10/30/2008

SHAREHOLDER:

/s/ Bruce W. Williams
Signature

Name: Bruce W. Williams, Executor for Estate of Marie W. Williams

Address: 601 Union Street, Suite 2000 Seattle, WA 98101

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 10/30/2008

SHAREHOLDER:

/s/ Bruce W. Williams
Signature
Name: Bruce W. Williams, Executor for Estate of Walter B. Williams Address: 601 Union Street Suite 2000 Seattle, WA 98101

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Oct. 28, 2008

SHAREHOLDER:

/s/ Kathryn A. Williams
Signature
Name: Kathryn A. Williams Address: 1246 16th Avenue E. Seattle, WA 98112

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/10/2008

SHAREHOLDER:

/s/ Marcia F. Williams
Signature
Name: Marcia F. Williams Address: P.O. Box 11500 Bainbridge Island WA 98110

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/10/2008

SHAREHOLDER:

/s/ Karen M. Zimmerman
Signature
Name: Karen M. Zimmerman Address: 1432 NE 6th Street Camas, WA 98607

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Nov. 6, 2008

SHAREHOLDER:

/s/ Steven W. Zimmerman
Signature
Name: Steven W. Zimmerman

Address: 730 S. Andresen Rd.
Vancouver, WA 98661

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 10/29/2008

SHAREHOLDER:

/s/ Wendy S. Williams
Signature
Name: Wendy S. Williams

Address: 4215 NE 125th Avenue
Seattle, WA 98125

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 10/31/2008

SHAREHOLDER:

Myers Family Trust dated 3/28/89

By	/s/ Dale Myers
Co-Trustee Dale Myers

By	/s/ Marjorie Myers
Co-Trustee Marjorie Myers

By	/s/ Dale Myers
Dale Myers her attorney in fact

Address: 7835 Rush Rose Drive #H-214
Carlsbad, CA 92009

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/11/2008

SHAREHOLDER:

John Dale Westling Trust dated 12/22/05

By	/s/ Janet L. Westling
Trustee: Janet L. Westling

Address: 1601 Avery Rd
San Marcos, CA 92078

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/11/2008

SHAREHOLDER:

Justin M. Westling Trust dated 12/22/05

By	/s/ Janet L. Westling
Trustee: Janet L. Westling

Address: 1601 Avery Rd. San Marcos, CA 92078

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/11/2008

SHAREHOLDER:

Justin M. Westling Trust dated 12/22/05

By	/s/ Janet L. Westling
Trustee: Janet L. Westling

Address: 1601 Avery Rd. San Marcos, CA 92078

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/18/2008

SHAREHOLDER:

Westling Family Trust

By	/s/ Michael J. Westling
Co-Trustee: Michael J. Westling

By	/s/ Janet L. Westling
Co-Trustee: Janet L. Westling

By	/s/ Janet L. Westling
Janet L. Westling as Grantee under Irrevocable Proxy and voting Agreement dated may 4, 2008

Address: 1601 Avery Rd. San Marcos, CA 92078

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

to the Washington Business Corporation Act), at every annual, special or adjourned meeting of the shareholders of the Company and in every written consent in lieu of such meeting.

All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/18/08

SHAREHOLDER:

Westling Family Trust, as Michael Westling’s Separate Property

By	/s/ Michael J. Westling
Co-Trustee: Michael J. Westling

By	/s/ Janet L. Westling
Co-Trustee: Janet L. Westling

By	/s/ Michael J. Westling
Michael J. Westling as Grantee

under Irrevocable Proxy and Voting Agreement dated May 4, 2008

Address: 1601 Avery Rd

San Marcos, CA 92078

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/11/2008

SHAREHOLDER:

John D. Westling Trust dated 6/20/02

By	/s/ Michael J. Westling
Trustee: Michael J. Westling

By	/s/ John D. Westling
John D. Westling as Grantee under Irrevocable Proxy and Voting Agreement dated May 4, 2008

Address: 1601 Avery Rd San Marcos, CA 92078

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/11/2008

SHAREHOLDER:

Justin M. Westling Trust dated 6/20/02

By	/s/ Michael J. Westling
Trustee: Michael J. Westling

By	/s/ Justin M. Westling
Justin M. Westling as Grantee under Irrevocable Proxy and Voting Agreement dated May 4, 2008

Address: 1601 Avery Rd San Marcos, CA 92078

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/11/2008

SHAREHOLDER: Myers Family Trust dated 12/76

By	/s/ Michael J. Westling
Trustee: Michael J. Westling

By	/s/ Janet L. Westling
Janet L. Westling as Grantee under Irrevocable Proxy and Voting Agreement dated May 4, 2008
Address: 1601 Avery Rd San Marcos, CA 92078

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Oct. 30, 2008

SHAREHOLDER: Andrew Alvaro Mullins-Williams 2005 Trust

By	/s/ Bruce W. Williams
Trustee: Bruce W. Williams

Address: 601 Union Street, Suite 2000 Seattle, WA 98101

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Oct. 30, 2008

SHAREHOLDER: Myers Irrevocable Trust #1 dated 8/5/94

By	/s/ Bruce W. Williams
Trustee: Bruce W. Williams

Address: 601 Union Street, Suite 2000 Seattle, WA 98101-2326

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/14/2008

SHAREHOLDER: Trust dated 12/25/95

By	/s/ Bruce W. Williams
Co-Trustee: Bruce W. Williams

By	/s/ Gro A. Buer
Co-Trustee: Gro A. Buer

By	/s/ Bruce W. Williams
Bruce W. Williams as Grantee under Irrevocable Proxy and Voting Agreement dated April 24, 2008
Address: 601 Union Street, Suite 2000 Seattle, WA 98101

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 10/30/2008

SHAREHOLDER: Marina Sonja Williams Trust dated 12/23/03

By	/s/ Bruce W. Williams
Trustee: Bruce W. Williams
Address: 601 Union Street, Suite 2000 Seattle, WA 98101

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 10/30/2008

SHAREHOLDER: 2000 Karen M. Zimmerman Trust dated 12/22/00

By	/s/ Bruce W. Williams
Trustee: Bruce W. Williams

Address: 601 Union Street, Suite 2000 Seattle, WA 98101

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 10/30/2008

SHAREHOLDER: 2000 Steven W. Zimmerman Trust dated 12/22/00

By	/s/ Bruce W. Williams
Trustee: Bruce W. Williams
Address: 601 Union Street, Suite 2000 Seattle, WA 98101

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Oct. 28, 2008

SHAREHOLDER: Andrew Alvaro Mullins-Williams Trust

By	/s/ Kathryn Anne Williams
Trustee: Kathryn Anne Williams

Address: 1246 16th Avenue E. Seattle, WA 98112

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Oct. 28, 2008

SHAREHOLDER: Andrew A. Mullins-Williams Trust dated 12/27/88

By	/s/ Kathryn A. Williams
Trustee: Kathryn A. Williams

Address: 1246 16th Avenue E. Seattle, WA 98112

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Oct. 28, 2008

SHAREHOLDER:

Mullins-Williams Children’s Trust dated 7/28/93

By	/s/ Kathyn A. Williams
Trustee: Kathryn A. Williams

Address: 1246 16th Avenue E.
Seattle, WA 98112

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/10/2008

SHAREHOLDER:

Annika Marie Swanson Trust

By	/s/ Marcia F. Williams
Trustee: Marcia F. Williams

Address: P.O. Box 11500
Bainbridge Island, WA 98110

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: 11/10/2008

SHAREHOLDER:

Trustee under Jordan Williams Swanson Trust

By:	/s/ Marcia F. Williams
Trustee:	Marcia F. Williams
Address:	P.O. Box 11500 Bainbridge Island, WA 98110

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with interest as aforesaid and is irrevocable.

Dated: Nov. 20, 2008

SHAREHOLDER:

Zimmerman Living Trust Dated 11/12/97

By	/s/ Harold Zimmerman

Co-Trustee:	Harold Zimmerman

By	/s/ Julianne Zimmerman

Co-Trustee:	Julianne Zimmerman
By Harold Zimmerman as attorney-in-fact for Julianne Zimmerman under Power of Attorney dated 11-20-08

/s/ Harold Zimmerman
Harold Zimmerman

Address: 1625 N.W. Ivy Street Cannas, WA 98607

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Nov. 6, 2008

SHAREHOLDER:

Brittney Vanderhoogt Trust Dated 03/13/08

By	/s/ Steven W. Zimmerman
Trustee:	Steven W. Zimmerman

Address:	730 S. Andrsen Rd. Vancouver, WA 98661

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Nov. 6, 2008

SHAREHOLDER:

Brooke Vanderhoogt Trust Dated 03/13/08

By	/s/ Steven W. Zimmerman
Trustee: Steven W. Zimmerman

Address: 730 S. Andresen Rd.
Vancouver, WA 98661

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Nov. 6, 2008

SHAREHOLDER:

Brian Paul Zimmerman Trust Dated 12/20/07

By	/s/ Steven W. Zimmerman
Trustee: Steven W. Zimmerman

Address: 730 S. Andresen Rd.
Vancouver, WA 98661

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Nov. 6, 2008

SHAREHOLDER:

Zimmerman Trust U/A dated 12/84

By	/s/ Steven W. Zimmerman
Trustee: Steven W. Zimmerman

Address: 730 S. Andresen Rd.
Vancouver, WA 98661

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Nov. 6, 2008

SHAREHOLDER:

David John Zimmerman Trust Dated 12/20/07

By	/s/ Steven W. Zimmerman
Trustee: Steven W. Zimmerman

Address: 730 S. Andresen Rd.
Vancouver, WA 98661

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Nov. 6, 2008

SHAREHOLDER: Zimmerman Grandchildren Trust dated 12/25/91

By	/s/ Steven W. Zimmerman
Trustee: Steven W. Zimmerman

Address: 730 S. Andresen Rd. Vancouver, WA 98661

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy with an interest as aforesaid and is irrevocable.

Dated: Nov. 6, 2008

SHAREHOLDER: Hannah Abbey Zimmerman Trust Dated 12/20/07

By	/s/ Steven W. Zimmerman
Trustee: Steven W. Zimmerman

Address: 730 S. Andresen Rd. Vancouver, WA 98661

[SIGNATURE PAGE TO IRREVOCABLE PROXY]